SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    =========

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



            Date of Report: JUNE 27, 2005 Commission File: 333-107826



                             SUNCOAST NATURALS, INC.

             (Exact Name of Registrant As Specified In Its Charter)



         DELAWARE                                   02-0656132
     (State of Incorp.)                        (IRS Employer Identi-
                                                 fication Number)

                     5447 NW 42ND Ave., Boca Raton, FL 33496
                    (Address of Principal Executive Offices)


                                 (561) 995-4625
                         (Registrant's Telephone Number)






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     The following  current  report under Section 13 or 15(d) of the  Securities
Exchange Act of 1934 is filed pursuant to Rule 13a-ll or Rule 15d-11:



ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
           APPOINTMENT OF PRINCIPAL OFFICERS

     The Board of Directors of the Registrant has accepted the resignation of Matthew Cohen as a Director of the Registrant, effective June 24, 2005.





                                   SIGNATURES

Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  June 27, 2005                    SUNCOAST NATURALS, INC.


                                         By: /s/ William J. Reilly
                                             ---------------------
                                             WILLIAM J. REILLY
                                             President